UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 4, 2011
 (Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

As described below, on February 4, 2011, Callon Petroleum Company (the “Company”) issued a press release announcing the final award of the arbitration panel in connection with the Entrada project.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 7, 2011, the Company issued a press release announcing the commencement of a public offering of 9,000,000 shares of its common stock.  A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 8 — Other Events

Item 8.01.  Other Events.

On February 4, 2011, the Company issued a press release stating that the arbitration panel delivered its final award in which it ruled that the Company was not entitled to recover any damages from its joint working interest owner in connection with the abandonment of the Entrada project.  The Company completed the abandonment of the Entrada project in 2009 and does not expect to incur additional costs in connection with the project.

In connection with the common stock offering described above, the Company expects to set its 2011 capital expenditure budget at $105 to $110 million.  The Company anticipates spending $75 to $80 million on a 44 gross well drilling program in the Wolfberry play of the Permian Basin, with the balance spent in the Gulf of Mexico (approximately $8 million), on leasehold acquisition (approximately $10 million) and capitalized interest and general and administrative expenses (approximately $12 million).  The 2011 capital expenditure budget is subject to change depending on a number of factors, including the availability and costs of drilling and completion equipment, crews, economic and industry conditions, prevailing and anticipated prices for oil and gas, the availability of sufficient capital resources, drilling success and other normal factors affecting the oil and gas industry.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

99.1	Press release dated February 4, 2011.
99.2	Press release dated February 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

February 7, 2011	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated February 4, 2011.
99.2	Press release dated February 7, 2011.